SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 23, 2007


                         Commission file number 0-14061


                             STEEL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

           Kentucky                                        61-0712014
   (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                    Identification No.)

                 15415 Shelbyville Road, Louisville, KY   40245
               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
              (Registrant's telephone number, including area code)

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 23, 2007, Steel Technologies Inc. issued a press release announcing its financial results for the first quarter ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of this section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number    Description

Exhibit 99 Press release issued by Steel Technologies on January 23, 2007, regarding the financial results for the first quarter ended December 31, 2006.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
    (Registrant)




By   /s/ Roger D. Shannon
     ---------------------
        Roger D. Shannon
        Chief Financial Officer



Dated:  January 23, 2007

                                   EXHIBIT 99


                                  NEWS RELEASE

Contact: Bradford T. Ray                    Roger D. Shannon
         Chief Executive Officer            Chief Financial Officer
         502/245-2110                       502/245-2110

               STEEL TECHNOLOGIES ANNOUNCES FIRST QUARTER RESULTS


LOUISVILLE, Ky. (January 23, 2007) - Steel Technologies Inc. (NASDAQ: STTX) today reported results for the first quarter ended December 31, 2006.

     For the three months ended December 31, 2006, income from continuing operations was $895,000 or $0.07 per diluted share versus $2.9 million or $0.22 per diluted share in the first quarter of last year. For the quarter, income from discontinued operations was negligible, compared with $470,000 or $0.04 per diluted share in the same period last year. Sales for the quarter were $201 million, virtually unchanged from the first quarter of fiscal 2006 as volume declined 9%. Lower volume was largely offset by higher average selling prices compared to the fiscal first quarter of 2006.

     "As we discussed during our last call, we expected to face difficult headwinds moving in to our first fiscal quarter," said Bradford T. Ray, Chairman and Chief Executive Officer. "Though soft demand from certain customer segments and steel price volatility had a negative impact on our financial performance, we view this as a temporary setback. Current shipment levels and forecasts point to improved volume in our second quarter.

     "While our team is not pleased with the results of the past quarter, we continue to believe that our network of steel processing operations in the United States, Canada and Mexico is second to none in the industry," Ray added. "This superior platform should provide the foundation for improved financial performance and growth over the long term."

     A live broadcast of Steel Technologies' conference call will begin at 10:00 a.m. Eastern Time today. An online replay will be available approximately two hours following the conclusion of the live broadcast and will continue through February 23, 2007. A link to this event will be available at the Company's website.


                                     -MORE-

STTX Reports 2007 First Quarter Results
Page 2
January 23, 2007



     Steel Technologies processes flat-rolled steel to specific thickness, width, temper, finish and shape requirements for automotive, appliance, lawn and garden, office furniture, agriculture, construction, hardware, and consumer goods. The Company now has 25 facilities, including its joint venture operations,  located  throughout  the United  States,  Mexico and  Canada.  More information about the Company may be found on the World Wide Web at www.steeltechnologies.com.

     Statements contained in this release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (contained in the Company's SEC filings), which could cause actual results to differ materially from those projected. These include, without limitation, statements regarding the anticipated completion date of our acquisition of Kasle Steel Corporation. SEC filings may be obtained from the SEC or by contacting the Company.





                                     -MORE-

STTX Reports 2007 First Quarter Results
Page 3
January 23, 2007


                            STEEL TECHNOLOGIES INC.
                  Condensed Consolidated Balance Sheets

                                                     December 31    September 30
(In thousands)                                           2006           2006
--------------------------------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents ...................      $   4,576       $  12,066
   Trade accounts receivable, net ..............        107,886         104,356
   Inventories .................................        168,923         181,267
   Deferred income taxes .......................          1,975           1,688
   Prepaid expenses and other assets ...........          8,187           6,607
                                                      ---------       ---------
      Total current assets .....................        291,547         305,984

Property, plant and equipment, net .............        113,971         112,642

Investments in and advances to
   unconsolidated affiliates ...................         64,282          63,626

Goodwill .......................................         25,489          25,678

Other assets ...................................          5,472           5,687
                                                      ---------       ---------
                                                      $ 500,761       $ 513,617
                                                      =========       =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable ............................      $  53,666       $  62,204
   Bank overdrafts .............................          8,783          13,617
   Accrued liabilities .........................         13,849          15,993
   Income taxes payable ........................          2,583           2,500
   Current portion of debt and
      capital lease obligations ................          1,979           2,074
                                                      ---------       ---------
      Total current liabilities ................         80,860          96,388

Long-term debt and capital lease obligations ...        124,795         119,911
Deferred income taxes ..........................         19,118          20,243
Other long-term liabilities ....................          4,191           3,941
                                                      ---------       ---------
      Total liabilities ........................        228,964         240,483
                                                      ---------       ---------
Commitments and contingencies

Minority interest ..............................          3,470           3,374

 Shareholders' equity:
   Preferred stock .............................            -               -
   Common stock.................................         71,251          71,176
   Treasury stock...............................        (24,496)        (24,486)
   Additional paid-in capital ..................          6,755           6,551
   Retained earnings ...........................        218,885         219,971
   Accumulated other comprehensive loss ........         (4,068)         (3,452)
                                                      ---------       ---------
     Total shareholders' equity ................        268,327         269,760
                                                      ---------       ---------
                                                      $ 500,761       $ 513,617
                                                      =========       =========




                                     -MORE-

STTX Reports 2007 First Quarter Results
Page 4
January 23, 2007

                             STEEL TECHNOLOGIES INC.
                   Condensed Consolidated Statements of Income

                                                             Three Months Ended
(In thousands, except per share results)                         December 31
--------------------------------------------------------------------------------
                                                             2006          2005
                                                           ---------------------

Sales ................................................     $200,816    $201,185
Cost of goods sold ...................................      190,542     188,947
                                                           --------    --------
     Gross profit ....................................       10,274      12,238

Selling, general and administrative expenses .........        9,513       8,546
                                                           --------    --------
  Operating income ...................................          761       3,692

Interest expense .....................................       (1,992)       (799)
Interest income ......................................          205         339
Minority interest ....................................         (165)       (236)
Equity in net income of unconsolidated
   affiliates, net ...................................        2,270         849
                                                           --------    --------
   Income before income taxes ........................        1,079       3,845

Provision for income taxes ...........................          184         974
                                                           --------    --------
   Income from continuing operations .................          895       2,871

Discontinued operations, net of tax ..................          (22)        469
                                                           --------    --------
Net income ...........................................     $    873    $  3,340
                                                           ========    ========
Diluted weighted average number of
   common shares outstanding .........................       13,135      13,085
                                                           ========    ========
Diluted earnings per common share:
   From continuing operations ........................     $   0.07    $   0.22
   From discontinued operations ......................        (0.00)       0.04
                                                           --------    --------
                                                           $   0.07    $   0.26
                                                           ========    ========
Basic weighted average number of
   common shares outstanding .........................       12,979      12,936
                                                           ========    ========
Basic earnings per common share:
   From continuing operations ........................     $   0.07    $   0.22
   From discontinued operations ......................        (0.00)       0.04
                                                           --------    --------
                                                           $   0.07    $   0.26
                                                           ========    ========

Cash dividends per common share ......................     $   0.15    $   0.15
                                                           ========    ========



                                      -END-